DECOMMISSIONING AND RESTORATION LIABILITY	12 Months Ended
Dec. 31, 2017
Disclosure Of Decommissioning And Restoration Liability [Abstract]
Disclosure of contingent liabilities [text block]
9.	Decommissioning and restoration liability

The GK mine decommissioning and restoration liability was calculated using the following assumptions as at December 31, 2017 and 2016:

	December 31,	December 31,
	2017	2016
Expected undiscounted cash flows	$30,045	$24,937
Discount rate	2.26%	2.31%
Inflation rate	1.99%	2.08%
Periods	2028	2028

The decommissioning and restoration liability has been calculated using expected cash flows that are current dollars, with inflation.

During the year ended December 31, 2017, the decommissioning and restoration liability was increased by $4,372 (2016 - $726) for a change in estimate, reflecting primarily an increase in estimated reclamation and restoration costs due to the construction work completed at the GK mine site, and the mining operations on the property. Estimation of the amount of the effect of the change in estimate in future periods is impracticable to determine.

The continuity of the decommissioning and restoration liability at December 31, 2017 and 2016 is as follows:

	December 31,	December 31,
	2017	2016
Balance, beginning of year	$24,266	$23,045
Change in estimate of discounted cash flows	4,372	726
Accretion recorded during the year	562	495
Balance, end of the year	$29,200	$24,266